UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)

73-1733867
(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA 94105

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2025, Prosper Marketplace, Inc. (the “Company”) entered into a Third Amendment (the “Third Amendment”) to the First Amended and Restated Program Agreement dated August 16, 2023 (as further amended and restated, the “Agreement”) with Coastal Community Bank (“Coastal”), that governs the Company’s partnership with Coastal through which eligible consumers are extended unsecured credit through Prosper-branded credit cards. Defined terms used herein and not defined shall have the meaning set forth in the Agreement.

The Third Amendment, among other things, reduces the program fee paid by the Company to Coastal, extends the term of the Agreement through December 31, 2027, and grants Coastal certain exclusivity rights subject to the terms and conditions set forth therein. The Third Amendment increases the amount of receivables corresponding to the principal balance of Prosper Allocations which Coastal maintains on its balance sheet to $375 million from $350 million. The Third Amendment also modifies the required balance of the reserve account and specifies the process for funding the modified balance. In addition, the Third Amendment grants Coastal the right to adjust the amount of new customer accounts designated as Coastal Allocations that are booked after the date of the Third Amendment from 5% to an amount between 5% and 0%.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which will be filed as an exhibit to the Company’s upcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: January 7, 2026	By:	/s/ Edward R. Buell III
Edward R. Buell III
General Counsel and Secretary